SUMMARY PROSPECTUS

OCTOBER 1, 2016

VALIC COMPANY I SMALL CAP FUND

(TICKER: VCSMX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2016, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.valic.com/prospectuses-reports_3240_424368.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement(1)	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.93%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.93%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$314	$550	$1,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of net assets in stocks of small companies. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Fund will not automatically sell or cease to purchase stock of a

VALIC COMPANY I SMALL CAP FUND

company it already owns just because the company’s market capitalization grows or falls outside this range. The Russell 2000® and S&P SmallCap 600® Indexes are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600® Indexes are subject to change. If the companies in which the Fund invests are successful, these companies may grow into mid- and large-cap companies.

The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation. Stock selection may reflect a growth or a value investment approach or a combination of both.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by a sub-adviser may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Micro-Cap Company Risk: Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk above.

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Growth Style Risk:  Generally, “growth” stocks are stocks of companies that the sub-advisers believe have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices

VALIC COMPANY I SMALL CAP FUND

in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Value Style Risk:  Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. American Century Investment Management and Franklin Portfolio Associate served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway Capital Management, Inc. (“Bridgeway”) became a sub-adviser on October 1, 2006 and Invesco Advisers, Inc. (“Invesco”) became a sub-adviser on March 10, 2008.

As of June 30, 2016, Invesco, T. Rowe Price and Bridgeway managed approximately 59%, 31% and 11% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 22.37% (quarter ending June 30, 2009) and the lowest return for a -25.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 1.96%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.78%	9.84%	5.92%
Russell 2000® Index	-4.41%	9.19%	6.80%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Bridgeway, Invesco and T. Rowe Price.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Bridgeway
John N.R. Montgomery	2006	Chief Investment Officer, Portfolio Manager
Elena Khoziaeva, CFA	2006	Portfolio Manager
Michael Whipple, CFA	2006	Portfolio Manager
Christine L. Wang, CFA	2010	Portfolio Manager

Invesco
Juliet Ellis, CFA*	2008	Managing Director, CIO of U.S. Growth Investment Management Unit and Senior Portfolio Manager
Juan Hartsfield, CFA	2008	Portfolio Manager
Davis Paddock, CFA	2016	Portfolio Manager

T. Rowe Price
Frank M. Alonso	2016	Portfolio Manager

*	Effective June 30, 2017, Juliet Ellis, the current Lead Portfolio Manager of the Fund, will transition out of her role as portfolio manager and Juan Hartsfield will become Lead Portfolio Manager for the portion of the Fund Subadvised by Invesco.

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Fund may be purchased and redeemed

VALIC COMPANY I SMALL CAP FUND

each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Fund’s shares.

Tax Information

The Fund will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for record-keeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as an underlying investment option in a Variable Contract. Visit your sponsoring insurance company’s website for more information.

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